UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 13, 2020 (August 7, 2020)

iCoreConnect Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52765	13-4182867
(Commission File Number)	(IRS Employer Identification No.

13506 Summerport Village Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

888-810-7706

(Registrant’s Telephone Number, Including Area Code)

 ______________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers:

On August 7, 2020, the Board of Directors of iCoreConnect Inc., (the “Company”) elected Paul Jackson as a Director of the Company. Mr. Jackson, after starting his investing career with Wellington Management, is currently a Global Equity Analyst and Portfolio Manager at Amundi Pioneer Asset Management and before then was a Portfolio Manager of Pentucket Capital, LLC and the Chief Investment Officer of Cedrus Investments LTD. Previously he had served as an Equity Analyst at Fidelity Investments. Mr. Jackson earned a Master of Business Administration from The Wharton School, University of Pennsylvania, a Master of Science in Information and Computer Science from the Georgia Institute of Technology and a Bachelor of Science (Honors) in Electrical and Electronic Engineering from Newcastle upon Tyne Polytechnic, United Kingdom.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iCORECONNECT INC.
(Registrant)

Dated: August 13, 2020	By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

3